Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Information

Basis of Presentation

The accompanying unaudited pro forma condensed consolidated balance sheet and statements of income (loss) were prepared based on the Company’s historical financial information, and gives effect to the sale of Nichols to the Buyer on April 1, 2014, for $110.0 million in cash, subject to customary purchase price adjustments. The Company will provide certain transition services through May 31, 2014. No pro forma adjustments are presented herein with respect to the transition services agreement, as the amount is not deemed to be significant to the Company.

The unaudited pro forma balance sheet at January 31, 2014, reflects the pro forma effect of the Nichols disposition as if the transaction was consummated on that date. The unaudited pro forma condensed consolidated statements of income (loss) for the three months ended January 31, 2014 and the years ended October 31, 2013, 2012 and 2011, reflect the pro forma effect of the Nichols disposition as if the transaction was consummated on November 1, 2010. The historical balance sheet and statement of income (loss) for the three months ended January 31, 2014 were included in the Company’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2014. The historical statements of income (loss) for the years ended October 31, 2013, 2012 and 2011 were provided in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2013. The accompanying unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and notes thereto included in the referenced filings.

The unaudited pro forma condensed consolidated balance sheet and statements of income (loss) are presented in tabular format as follows: (i) historical consolidated results, as previously filed; (ii) less results of Nichols (the disposal group); (iii) plus pro forma adjustments, to arrive at the pro forma results. The results for Nichols were adjusted for LIFO inventory reserve, incurred but not reported costs related to workers’ compensation insurance and an effective tax rate adjustment in order to present the disposal group on a stand-alone basis for this pro forma presentation.

The unaudited pro forma condensed consolidated balance sheet and statements of income (loss) include pro forma adjustments which reflect transactions and events that are directly attributable to the sale and are factually supportable. These pro forma adjustments are described in the notes which accompany these unaudited pro forma condensed consolidated financial statements.

QUANEX BUILDING PRODUCTS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JANUARY 31, 2014

	Consolidated As Reported	Disposal Group	Pro Forma Adjustments		Pro Forma
	(In thousands)
ASSETS
Current assets:
Cash and cash equivalents	$25,807	$2	$110,000	(a)	$135,805
Accounts receivable, net	72,459	31,110	—		41,349
Inventories, net	74,498	21,314	—		53,184
Deferred income taxes	24,769	2,102	—		22,667
Prepaid and other current assets	7,352	5,970	—		1,382

Total current assets	204,885	60,498	110,000		254,387
Property, plant and equipment, net	160,531	50,342	—		110,189
Deferred income taxes	13,277	7,713	—		5,564
Goodwill	71,838	—	—		71,838
Intangible assets, net	76,969	—	—		76,969
Other assets	13,543	8,179	—		5,364

Total assets	$541,043	$126,732	$110,000		$524,311

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$67,278	$29,702	$—		$37,576
Accrued liabilities	29,679	7,997	2,500	(a)	24,182
Income tax payable	—	—	9,930	(a)	9,930
Current maturities of long-term debt	187	24	—		163

Total current liabilities	97,144	37,723	12,430		71,851
Long-term debt	721	35	—		686
Deferred pension and postretirement benefits	4,506	310	—		4,196
Liability for uncertain tax positions	5,435	—	—		5,435
Non-current environmental reserves	8,862	8,862	—		—
Other liabilities	12,114	673	—		11,441

Total liabilities	128,782	47,603	12,430		93,609
Commitments and contingencies
Stockholders’ equity	412,261	79,129	97,570	(a)	430,702

Total liabilities and stockholders’ equity	$541,043	$126,732	$110,000		$524,311

See accompanying notes to unaudited pro forma condensed consolidated financial statements

QUANEX BUILDING PRODUCTS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)

FOR THE THREE MONTHS ENDED JANUARY 31, 2014

	Consolidated As Reported	Disposal Group	Pro Forma Adjustments		Pro Forma
	(In thousands, except per share data)
Net sales	$202,362	$79,491	$3,508	(b)	$126,379
Cost and expenses:
Cost of sales (exclusive of items shown separately below)	171,904	80,319	3,508	(b)	95,093
Selling, general and administrative	24,767	2,264	221	(c)	22,724
Depreciation and amortization	10,294	1,750	—		8,544
Asset impairment charges	510	505	—		5

Operating income (loss)	(5,113)	(5,347)	(221)		13
Non-operating income (expense):
Interest expense	(158)	(17)	—		(141)
Other, net	96	—	—		96

Income (loss) before income taxes	(5,175)	(5,364)	(221)		(32)
Income tax benefit (expense)	1,275	1,984	77	(c)	(632)

Net income (loss)	$(3,900)	$(3,380)	$(144)		$(664)

Earnings(loss) per common share:
Basic	$(0.11)				$(0.02)
Diluted	$(0.11)				$(0.02)
Weighted-average common shares outstanding:
Basic	37,003				37,003
Diluted	37,003				37,003
Cash dividends declared per share	$0.04				$0.04

See accompanying notes to unaudited pro forma condensed consolidated financial statements

QUANEX BUILDING PRODUCTS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)

FOR THE YEAR ENDED OCTOBER 31, 2013

	Consolidated As Reported	Disposal Group	Pro Forma Adjustments		Pro Forma
	(In thousands, except per share data)
Net sales	$952,642	$410,380	$12,718	(b)	$554,980
Cost and expenses:
Cost of sales (exclusive of items shown separately below)	799,077	391,948	12,718	(b)	419,847
Selling, general and administrative	109,325	10,357	2,172	(c)	101,140
Depreciation and amortization	60,504	6,983	—		53,521
Asset impairment charges	1,465	—	—		1,465

Operating income (loss)	(17,729)	1,092	(2,172)		(20,993)
Non-operating income (expense):
Interest expense	(640)	(19)	—		(621)
Other, net	168	(2)	—		170

Income (loss) before income taxes	(18,201)	1,071	(2,172)		(21,444)
Income tax benefit (expense)	6,498	(391)	760	(c)	7,649

Net income (loss)	$(11,703)	$680	$(1,412)		$(13,795)

Earnings(loss) per common share:
Basic	$(0.32)				$(0.37)
Diluted	$(0.32)				$(0.37)
Weighted-average common shares outstanding:
Basic	36,864				36,864
Diluted	36,864				36,864
Cash dividends declared per share	$0.16				$0.16

See accompanying notes to unaudited pro forma condensed consolidated financial statements

QUANEX BUILDING PRODUCTS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)

FOR THE YEAR ENDED OCTOBER 31, 2012

	Consolidated As Reported	Disposal Group	Pro Forma Adjustments		Pro Forma
	(In thousands, except per share data)
Net sales	$828,976	$362,315	$11,917	(b)	$478,578
Cost and expenses:
Cost of sales (exclusive of items shown separately below)	703,844	360,092	11,917	(b)	355,669
Selling, general and administrative	111,577	10,692	1,812	(c)	102,697
Depreciation and amortization	37,596	7,621	—		29,975
Asset impairment charges	912	—	—		912

Operating income (loss)	(24,953)	(16,090)	(1,812)		(10,675)
Non-operating income (expense):
Interest expense	(454)	(23)	—		(431)
Other, net	222	(3)	—		225

Income (loss) before income taxes	(25,185)	(16,116)	(1,812)		(10,881)
Income tax benefit (expense)	8,651	6,143	634	(c)	3,142

Net income (loss)	$(16,534)	$(9,973)	$(1,178)		$(7,739)

Earnings(loss) per common share:
Basic	$(0.45)				$(0.21)
Diluted	$(0.45)				$(0.21)
Weighted-average common shares outstanding:
Basic	36,622				36,622
Diluted	36,622				36,622
Cash dividends declared per share	$0.16				$0.16

See accompanying notes to unaudited pro forma condensed consolidated financial statements

QUANEX BUILDING PRODUCTS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)

FOR THE YEAR ENDED OCTOBER 31, 2011

	Consolidated As Reported	Disposal Group	Pro Forma Adjustments		Pro Forma
	(In thousands, except per share data)
Net sales	$848,294	$440,495	$12,459	(b)	$420,258
Cost and expenses:
Cost of sales (exclusive of items shown separately below)	712,091	408,785	12,459	(b)	315,765
Selling, general and administrative	83,994	8,075	133	(c)	76,052
Depreciation and amortization	33,932	8,542	—		25,390
Asset impairment charges	1,799	—	—		1,799

Operating income	16,478	15,093	(133)		1,252
Non-operating income (expense):
Interest expense	(449)	(19)	—		(430)
Other, net	(514)	(4)	—		(510)

Income from continuing operations before income taxes	15,515	15,070	(133)		312
Income tax benefit (expense)	(6,437)	(5,580)	47		(810)

Income from continuing operations	9,078	9,490	(86)		(498)
Loss from discontinued operations, net of taxes	(12)	—	—		(12)

Net income	$9,066	$9,490	$(86	)(c)	$(510)

Basic earnings per common share:
Basic earnings from continuing operations	$0.24				$(0.01)
Basic earnings (loss) from discontinued operations	—				—

Basic earnings per share	$0.24				$(0.01)

Diluted earnings per common share:
Diluted earnings from continuing operations	$0.24				$(0.01)
Diluted earnings (loss) from discontinued operations	—				—

Diluted earnings per share	$0.24				$(0.01)

Weighted-average common shares outstanding:
Basic	37,007				37,007
Diluted	37,537				37,007 (d)
Cash dividends declared per share	$0.16				$0.16

See accompanying notes to unaudited pro forma condensed consolidated financial statements

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following adjustments are included in the unaudited pro forma condensed consolidated balance sheet and/or statements of income (loss):

(a)	The unaudited pro forma condensed consolidated balance sheet at January 31, 2014 presents anticipated proceeds from the sale of $110.0 million, less net assets (presented as an adjustment to stockholders’ equity), less estimated transaction fees of $2.5 million, resulting in a gain on the sale, with tax effect recorded at the statutory rate of 35%. The impact of this net gain on net income, estimated at $18.5 million, is a component of the change in stockholder’s equity at January 31, 2014. However, this net gain is not included in the unaudited pro forma condensed consolidated statements of income (loss) presented as the transaction does not have a continuing impact to the ongoing operations of the Company.

(b)	Historically, intercompany sales between Nichols and other subsidiaries of the Company have been eliminated in consolidation. The Nichols historical results include these intercompany sales. Therefore, an adjustment is required to add back the sales and a corresponding amount for cost of sales, in order to properly present the pro forma consolidated results.

(c)	Historically, the Company has allocated certain information technology (IT) and other costs to Nichols. This adjustment increases the Company’s pro forma consolidated expense equal to the amount of this allocation, and records the related tax effect calculated at the statutory rate of 35%.

(d)	Diluted weighted-average share calculations include the dilutive effect of employee stock options and unvested restricted stock. For the year ended October 31, 2011, after pro forma adjustments, the Company is in a loss position, so these stock-based compensation instruments are deemed anti-dilutive and have been removed from the weighted-average share calculation for that year.